SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) APRIL 16, 2003


                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State of other jurisdiction of incorporation)


001-14995                                       13-4056901
---------                                       ----------
Commission File No.                             I.R.S. Employer Identification


6 GREENE STREET, NEW YORK, NY                   10013
-----------------------------                   -----
Address of principal executive offices          Zip code


(212) 966-0666
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Registrant's telephone number, including area code




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ITEM 5.    OTHER EVENTS

           On April 16, 2003 Accufacts Pre-Employment Screening, Inc.("Accufacts"), Kroll Background America, Inc.("KBA") and Accufacts Acquisition Corp., a wholly owned subsidiary of KBA("Accufacts Acquisition Corp."), mutually agreed that it was in the best interest of each of the parties to the Agreement and Plan of Merger ("Merger Agreement") dated as of November 20, 2002 modified by extension as of February 27, 2003 to terminate the Merger Agreement.

ITEM 7.    EXHIBITS

           The following exhibits are filed herewith:

           2.5 Termination Agreement dated as of April 16, 2003 by and among Kroll Background America, Inc., Accufacts Acquisition Corp., and Accufacts Pre-Employment Screening, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     New York, New York
           April 22, 2003

                                      ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
                                                           (REGISTRANT)

                                       /S/ JOHN SVEDESE
                                       ----------------
                                      John Svedese, Vice President












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